SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2004

AT ROAD, INC.

(Exact name of registrant as specified in its charter)

000-31511
(Commission File Number)

Delaware
(State or other jurisdiction of	94-3209170
incorporation)	(I.R.S. Employer Identification No.)

47200 Bayside Parkway
Fremont, CA 94538
(Address of principal executive offices, with zip code)

510-668-1638
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit Number	Description
99.1	Investor Presentation

Item 9. Regulation FD Disclosure.

     At Road, Inc. (“At Road”) has prepared an investor presentation in connection with the proposed acquisition of MDSI Mobile Data Solutions Inc. by At Road. A copy of the investor presentation is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT ROAD, INC.

Date: April 13, 2004	By:	/s/ THOMAS C. HOSTER

Thomas C. Hoster Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Investor Presentation